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                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in the registration statements of Equity Inns, Inc. on Form S-3 (File Nos. 99-99480 and 33-90364) of our report dated August 23, 1996, on our audit of the combined financial statement of the PCW Hotels as of December 31, 1995 and for the year then ended, which report is included in this Form 8-K-A.



                                                  /s/ Coopers & Lybrand L.L.P.

Memphis, Tennessee
October 2, 1996